USG1, INC.

Index to Pro-Forma Financial Statements

Pro-Forma Financial Statements of USG1, Inc.

Combined Pro-Forma Balance Sheet at September 30, 2012 (Unaudited)	F-3

Combined Pro-Forma Statements of Operations for the Year Ended December 31, 2011 (Unaudited)	F-4

Combined Pro-Forma Statements of Operations for the Nine Months Ended September 30, 2012 (Unaudited)	F-5

Notes to the Combined Pro-Forma Financial Statements	F-6

F-1

Unaudited Condensed Combined Pro Forma Financial Information

On August 10, 2012, Canwealth Minerals Corporation (“Canwealth”), a company formed under the laws of the state of Delaware, merged with USG1, Inc., (“USG1” or the “Registrant”) , a company formed under the laws of the state of Delaware, all pursuant to a share exchange agreement dated August 10, 2012. Under the terms of the Merger Agreement, as amended, all issued and outstanding common shares of Canwealth was exchanged for 44,169,231 shares of USG1’s common stock. As consideration for the Merger, Canwealth shall pay the Stockholder Representative an aggregate of Fifty Thousand Dollars ($50,000) (the. "Merger Consideration"), who shall be solely responsible to distribute such Merger Consideration among the non-Dissenting Stockholders (the "Non-Dissenting Stockholders") on a pro rata basis relative to the number of shares of USGI Stock held by each such Non-Dissenting Stockholder prior to the Merger. The Merger Consideration shall be paid by Canwealth as follows:

(A)	Ten Thousand Dollars ($10,000) shall be payable upon a Registration Statement on Form S-1 filed by the Surviving Company being declared effective by the Securities and Exchange Commission; and
(B)	Forty Thousand Dollars ($40,000) shall be payable upon (i) the filing of a Form 15c2-11 by the Surviving Company and (ii) the shares of USGI Stock being actively traded on "stock exchange or quotation service.

The Registrant is a publicly registered corporation with no significant operations prior to the merger. For accounting purposes, Canwealth shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. As a result of the recapitalization and change in control, Canwealth is the acquiring entity in accordance with ASC 805, Business Combinations. The accumulated earnings of Canwealth will be carried forward after the completion of the Merger. Operations prior to the Merger will be those of Canwealth.

The unaudited condensed combined pro forma statements of operations are presented combining Canwealth’s condensed audited statement of operations for the period year ended December 31, 2011 and the unaudited nine months ended September 30, 2012 and USG1’s audited condensed statement of operations for the year ended December 31, 2011 and the unaudited condensed statement of operations for the nine months ended September 30, 2012. The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as if the transaction had taken place on September 30, 2012 and combines Canwealth’s unaudited condensed balance sheet as of September 30, 2012 with USG1’s condensed balance sheet as of September 30, 2012.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. These companies may have performed differently had they actually been combined for the periods presented. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the merger. Unaudited pro forma financial information and the notes thereof should be read in conjunction with the accompanying historical financial statements of Canwealth and Management’s Discussion and Analysis included elsewhere in this report.

F-2

USG1, Inc.

Unaudited Condensed Combined Pro Forma Balance Sheet

September 30, 2012

	USG1, Inc.	Canwealth Minerals Corporation	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current Assets:
Cash and cash equivalents	$1,062	$1			$1,063
Other current assets	-	4,098			4,098
Total current assets	1,062	4,099			5,161
Property, equipment and intangible assets	-	63,698			63,698
TOTAL ASSETS	$1,062	$67,797			$68,859

LIABILITIES AND STOCKHOLDERS’ DEFICT
Current Liabilities:
Accounts payable and due to related parties	$6,403	$124,098			$130,501
Total current liabilities	6,403	124,098			130,501
Stockholders’ Deficit:
Preferred stock, $.0001 par value; 20,000,000 shares authorized, 0 shares issued and outstanding	-	-			-
Common stock, $0.0001 par value; 100,000,000 shares authorized; 6,600,000 issued in historical column; and 50,769,231 issued in pro forma column	660	101	(101 4,416	)(1) (1)	5,076
Additional paid-in capital	35,233	-	(35,233	)(2)	-
Accumulated deficit during exploration /development stage	(41,234)	(54,715)	(4,315 41,234 (6,001	)(1) (2) )(2)	(65,031)
Other comprehensive (loss) income		(1,687)			(1,687)
Stockholders’ deficit	(5,341)	(56,301)			(61,642)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,062	$67,797			$68,859

See accompanying notes to unaudited condensed combined pro forma financial statements

F-3

USG1, Inc.

Unaudited Condensed Combined Pro Forma Statement of Operations

For the Year Ended December 31, 2011

	USG1, Inc.	Canwealth Minerals Corporation	Pro Forma Adjustments	Reference	Pro Forma Combined Balances (Unaudited)
Operating Expenses:
General & Administrative	$9,296	$18,597			$27,893
Total Operating Expenses	9,296	18,597			27,893
Loss from Operations	(9,296)	(18,597)			(27,893)
Other Income (expense):
Interest expense	(13)	(23)			(36)
Total Other Income (expense)	(13)	(23)			(36)
Net Loss	(9,309)	(18,620)			(27,929)
Cumulative translation gain	-	295			295
Comprehensive loss	$(9,309)	$(18,325)			$(27,634)
Loss per common share- basic and diluted	$(0.00)	-			$(0.00)
Weighted Shares outstanding – basic and diluted	6,600,000	-			50,769,231

See accompanying notes to unaudited condensed combined pro forma financial statements

F-4

USG1, Inc.

Unaudited Condensed Combined Pro Forma Statement of Operations

For the Nine Months Ended September 30, 2012

	USG1, Inc.	Canwealth Minerals Corporation	Pro Forma Adjustments	Reference	Pro Forma Combined Balances (Unaudited)
Operating Expenses:
General & Administrative	$8,612	$27,248			$35,860
Total Operating Expenses	8,612	27,248			35,860
Loss from Operations	(8,612)	(27,248)			(35,860)
Other Income (expense):
Interest expense and other income, net	21	(57)			(36)
Total Other Income (expense)	21	(57)			(36)
Net Loss	(8,591)	(27,305)			(35,896)
Cumulative translation loss		(2,216)			(2,216)
Comprehensive loss	$(8,591)	$(29,521)			$(38,112)
Loss per common share- basic and diluted	$(0.00)				$(0.00)
Weighted Shares outstanding – basic and diluted	6,600,000				50,769,231

See accompanying notes to unaudited condensed combined pro forma financial statements

F-5

USG1, INC.

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

1 Basis of Presentation.

The unaudited condensed combined pro forma Financial Statements have been prepared in order to present combined financial position and results of operations of the USG1, Inc. (the “Registrant”) and Canwealth Minerals Corporation (“Canwealth”) as if the acquisition had occurred as of September 30, 2012 for the pro forma condensed combined balance sheet and to give effect to the acquisition of the Registrant, as if the transaction had taken place at January 1, 2011 for the pro forma condensed statement of operations for the year ended December 31, 2011 and the nine months ended September 30, 2012 .

The condensed statement of operations for the Registrant for the year ended December 31, 2011 and nine months ended September 30, 2012 were derived from the statement of operations as reported with the 10-K filed on March 30, 2012 and the 10-Q filed on November 19, 2012, respectively.

The following pro forma adjustments are incorporated into the pro forma combined condensed balance sheet as of September 30, 2012 and the pro forma combined condensed statement of operations for the year ended December 31, 2011 and the nine months ended September 30, 2012.

(1) To record issuance of 44,169,231 shares of the Registrant’s common stock in exchange for all of Canwealth’s issued and outstanding common shares.

(2) To eliminate Registrant’s accumulated deficit and record recapitalization of Registrant.

F-6